UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2012

Ubiquiti Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35300	32-0097377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 Orchard Pkwy

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 942-3085

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2012, J. William Gurley, a director of Ubiquiti Networks, Inc. (the “Company”), resigned from the Company’s Board of Directors. Mr. Gurley will continue to work with the Company as an advisor, and his decision to resign as a director did not involve any disagreement with the Company, the Company’s management or the Board of Directors. John L. Ocampo, a current member of the Board of Directors, has been appointed as a member to the Audit Committee to replace Mr. Gurley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2012	Ubiquiti Networks, Inc.

	By:	/s/ John Ritchie
Name: John Ritchie
Title: Chief Financial Officer

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